UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 31, 2006
SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-25033	63-1201350
(Commission File Number)	(IRS Employer Identification No.)

17 North 20th Street, Birmingham, Alabama (Address of Principal Executive Offices)	35203 (Zip Code)
(205) 327-1400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure.
     On July 31, 2006, Superior Bancorp issued a press release announcing that its Chief Executive Officer, C. Stanley Bailey, will give a presentation at the Community Bank Investor Conference sponsored by Keefe, Bruyette & Woods at 8:00 a.m. EDT on August 1, 2006. This presentation may be accessed via live webcast at www.kbw.com/news/conference_investor.html. The webcast will be archived for 60 days after the event. A copy of the press release is attached hereto as Exhibit 99. The information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as we may specifically state in any such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
          (c) Exhibits

Exhibit 99	Press Release of Superior Bancorp dated July 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP
Date: July 31, 2006	By:	/s/Rick D. Gardner
Rick D. Gardner
Chief Operating Officer